Trade and other payables	6 Months Ended
Jun. 30, 2025
Trade and other payables
Trade and other payables

19.Trade and other payables

	June 30, 2025	December 31, 2024
Trade payables	12,916	12,945
Accrued salaries, bonuses, vacation pay and related taxes	5,568	3,123
Provision for indirect taxes	2,289	2,253
Accrued professional services	1,331	713
VAT payable	12	75
Indirect taxes payables	135	434
Other payables and advances received	6,232	669
Total	28,483	20,212

The Group recognized a liability in respect of Cubic Games Studio Ltd and Nexters Global Ltd of 356 and 2,149, respectively, as at June 30, 2025 (as at December 31, 2024: 277 and 2,410) in relation to indirect taxes (VAT and withholding/sale taxes), as it considered that there is a present obligation as a result of past events with the probable outflow of resources.

The exposure of the Group to liquidity risk in relation to financial instruments is reported in Note 28 to these consolidated financial statements.